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                                                                EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-64512, 33-65414, 33-97512 and 33-88114 of Pacific Sunwear of California,
Inc. on Form S-8 of our report dated March 11, 1997, appearing in the Annual Report on Form 10-K of Pacific Sunwear of California, Inc. for the year ended February 2, 1997.


                                              DELOITTE & TOUCHE LLP


Costa Mesa, California
March 31, 1997